UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2025

THE CANNABIST COMPANY HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Billerica Rd., Suite 204 Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)

(978) 910-1486

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 21, 2025, The Cannabist Company Holdings Inc. (the “Company”), provided an update in respect of the previously announced plan of arrangement under Section 192 of the Canada Business Corporations Act (the “Arrangement”) involving the Company, The Cannabist Company Holdings (Canada) Inc. and 16834434 Canada Inc.

The Company has obtained the final order from the Ontario Superior Court of Justice (Commercial List) approving the Arrangement.

The closing date of the Arrangement is targeted for on or around May 29, 2025, subject to receipt of all regulatory approvals, and the record date for determining the shareholders entitled to receive new warrants pursuant to the Arrangement will be two (2) business days prior to the closing date.

Caution Concerning Forward Looking Statements

Certain information contained in this news release may be forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are often, but not always, identified by the use of words such as “target”, “expect”, “anticipate”, “believe”, “foresee”, “could”, “would”, “estimate”, “goal”, “outlook”, “intend”, “plan”, “seek”, “will”, “may”, “tracking”, “pacing” and “should” and similar expressions or words suggesting future outcomes. This news release includes forward-looking information and statements pertaining to, among other things, the implementation of the Arrangement and receipt of regulatory approvals. Numerous risks and uncertainties could cause the actual events and results to differ materially from the estimates, beliefs and assumptions expressed or implied in the forward-looking statements, including, but not limited to the Company may not receive the necessary approvals to complete the Arrangement. Forward-looking estimates and assumptions involve known and unknown risks and uncertainties that may cause actual results to differ materially. The Company also cautions readers that the forward-looking financial information contained in this news release are only provided to assist readers in understanding management’s current expectations relating to future periods and, as such, are not appropriate for any other purpose. In addition, securityholders should review the risk factors discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2024, as amended, as filed with Canadian and U.S. securities regulatory authorities and described from time to time in subsequent documents filed with applicable securities regulatory authorities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CANNABIST COMPANY HOLDINGS INC.

By:	/s/ David Sirolly
Name:	David Sirolly
Title:	Chief Legal Officer and General Counsel

Date: May 22, 2025